UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 27, 2018

IONIX TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Nevada	000- 54485	45-0713638
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4F, Tea Tree B Building, Guwu Sanwei Industrial Park, Xixiang Street

Baoan District

Shenzhen, Guangdong Province, China 518000

(Address of principal executive offices)

+(86) 138 8954 0873

(Registrant’s telephone number, including area code)

(Former Name and Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

This Current Report on Form 8-K contains forward-looking statements that involve significant risks and uncertainties, principally in the sections entitled “Description of Business,” “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations.” All statements other than statements of historical fact contained in this Current Report on Form 8-K, including statements regarding future events, our future financial performance, business strategy and plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of these terms or other comparable terminology. Although we do not make forward-looking statements unless we believe we have a reasonable basis for doing so, we cannot guarantee their accuracy. These statements are only predictions and involve known and unknown risks, uncertainties and other factors which may cause our or our industry’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. Important factors that could cause such differences include, but are not limited to:

•	We may face heightened competition from existing mature competitors as well as new entrants into the industries in which we compete within the PRC. If we are unable to compete effectively, we may lose customers and our financial results will be adversely affected.

•	We conduct our business through our PRC operating entity by means of VIE contractual arrangements. If the PRC courts or administrative authorities determine that these contractual arrangements do not comply with applicable regulations, we could be subject to severe penalties and our business could be adversely affected.

Moreover, new risks emerge from time to time and it is not possible for us to predict all risk factors, nor can we address the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause our actual results to differ materially from those contained in any forward-looking statements.

Except as required by applicable law, we do not intend to update any of the forward-looking statements to conform them to actual results.

EXPLANATORY NOTES

On December 27, 2018, Ionix Technology, Inc. (“Ionix” or the “Company”) filed a Current Report on Form 8-K (the “Initial Form 8-K”) to report that on December 27, 2018, the Company entered into a Share Purchase Agreement (the “Purchase Agreement”) with Jialin Liang and Xuemei Jiang, each of whom are shareholders (the “Shareholders”) of Changchun Fangguan Electronics Technology Co., Ltd. (PRC) (“Fangguan Electronics”). Pursuant to the terms of the Purchase Agreement, the Shareholders, who together own 95.14% of the ownership rights in Fangguan Electronics, agreed to execute and deliver the Business Operation Agreement dated December 27, 2018 (the “Business Operation Agreement”), the Equity Interest Pledge Agreement dated December 27, 2018 (the “Equity Interest Pledge Agreement”), the Equity Interest Purchase Agreement dated December 27, 2018 (the “Equity Interest Purchase Agreement”), the Exclusive Technical Support Service Agreement dated December 27, 2018 (the “Services Agreement”) and the Power of Attorney dated December 27, 2018 (the “Power of Attorney” and together with the Business Operation Agreement, the Equity Interest Pledge Agreement, the Equity Interest Pledge Agreement and the Services Agreement, the “VIE Transaction Documents”) to the Company in exchange for the issuance of an aggregate of 15,000,000 shares of the Company’s common stock, par value $.0001 per share (the “Common Stock”), thereby causing Fangguan Electronics to become the Company’s variable interest entity.

The Initial Form 8-K omitted the financial statements of Fangguan Electronics and the pro forma financial information of Fangguan Electronics permitted by Item 9.01(a)(4) and Item 9.01(b)(2) of Form 8-K. This amendment to the Initial Form 8-K is being filed to provide the financial statements and pro forma financial information required by Item 9.01 of Form 8-K. Except as otherwise noted, all other information in the Initial Form 8-K remains unchanged.

ITEM 9.01 – FINANCIAL STATEMENTS AND EXHIBITS

(a)        Financial Statements

The following financial statements of Fangguan Electronics are attached hereto as Exhibit 99.1 and 99.2, and incorporated herein by reference:

•	Financial statements as of and for the years ended June 30, 2018 and 2017.
•	Unaudited financial statements as of and for the three months ended September 30, 2018 and 2017.

(b)	Pro Forma financial Information

The following unaudited pro forma combined financial statements of the Company are attached hereto as Exhibit 99.3 and incorporated herein by reference:

•	Unaudited Pro Forma Combined Balance Sheet as of September 30, 2018.
•	Unaudited Pro Forma Combined Balance Sheet as of June 30, 2018.
•	Unaudited Pro Forma Combined Statements of Income for the three months ended September 30, 2018.
•	Unaudited Pro Forma Combined Statements of Income for the year ended June 30, 2018

(d)       Exhibits.

The exhibits listed in the following Exhibit Index are filed as part of this Current Report on Form 8-K.

Exhibit No.	Description

2.1	Share Purchase Agreement dated December 27, 2018 by and between Ionix Technology, Inc., Changchun Fangguan Electronics Technology Co., Ltd. and the shareholders of Changchun Fangguan Electronics Technology Co., Ltd.*

10.1	Business Operation Agreement dated December 27, 2018 by and between Changchun Fangguan Photoelectric Display Technology Co., Ltd., Changchun Fangguan Electronics Technology Co., Ltd., Jialin Liang and Xuemei Jiang.*

10.2	Exclusive Technical Support Service Agreement dated December 27, 2018 by and between Changchun Fangguan Photoelectric Display Technology Co., Ltd. and Changchun Fangguan Electronics Technology Co., Ltd.*

10.3	Power of Attorney dated December 27, 2018 by Jialin Liang.*

10.4	Power of Attorney dated December 27, 2018 by Xuemei Jiang.*

10.5	Equity Interest Purchase Agreement dated December 27, 2018 by and between Changchun Fangguan Photoelectric Display Technology Co., Ltd., Changchun Fangguan Electronics Technology Co., Ltd., Jialin Liang and Xuemei Jiang.*

10.6	Equity Interest Pledge Agreement dated December 27, 2018 by and between Changchun Fangguan Photoelectric Display Technology Co., Jialin Liang and Xuemei Jiang*

99.1	Fangguan Electronics’ unaudited financial statements as of and for the three months ended September 30, 2018 and 2017.

99.2	Fangguan Electronics’ historical financial statements as of and for the years ended June 30, 2018 and 2017.

99.3	Unaudited Pro Forma Financial Statements

*previously filed on Form 8-K on December 27, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ionix Technology, Inc.

Date: March 8, 2019

/s/ Yubao Liu

---------------------------------

By:	Yubao Liu
Duly Authorized officer, Chief Executive Officer